                                                                   Exhibit 10.10



                                 PROMISSORY NOTE

$9,200                                                         BOZEMAN, MONTANA
                                                               DECEMBER 30, 1996

                  FOR VALUE RECEIVED, Randall T. Dugger ("Maker") hereby promises to pay to the order of ILX Lightwave Corporation, or its successors or assigns, as the case may be ("Payee"), at Bozeman, Montana, or such other place as may be specified in writing by the Payee, the principal sum of nine thousand two hundred dollars ($9,200), plus simple interest on the outstanding principal balance at the rate of five and three-fourths percent (5.75%) per annum.

                  The principal amount of this promissory note shall be due and payable in full on December 30, 2003. Accrued interest shall be due and payable on December 30, 1997 and on December 30 of each year subsequent until the principal amount of this promissory note is paid in full.

                  Maker shall have the right to prepay all or any part of this promissory note at any time without penalty or premium, but any such prepayment shall be applied first to the payment of accrued interest and then to the principal due.

                  Upon failure by Maker to make timely payments of the principal or interest due hereunder, which is not cured within thirty (30) days after written notice of such nonpayment is delivered to Maker, Payee may, at Payee's option, declare the unpaid principal amount of this promissory note and any accrued interest thereon immediately due and payable.

                  This promissory note is secured by ILX Lightwave Corporation common stock certificate number fifty-four (54), in the amount of 2,500 shares and issued to Maker on December 30, 1996. This stock certificate shall be maintained in the possession of Payee until this promissory is fully paid.

                  This promissory note shall be governed by the laws of the state of Montana.

                  Maker hereby waives presentment for payment, notice of dishonor, protest and notice of protest and, in the event of default hereunder, Maker agrees to pay all costs of collection, including reasonable attorneys fees.

                  IN WITNESS WHEREOF, Maker has executed this promissory note as of the date first above written.

                                                /s/ Randall T. Dugger
                                                --------------------------------
                                                    Randall T. Dugger

                                 PROMISSORY NOTE

$45,000                                                         BOZEMAN, MONTANA
                                                                JANUARY 28, 1998

                  FOR VALUE RECEIVED, Randall T. Dugger ("Maker") hereby promises to pay to the order of ILX Lightwave Corporation, or its successors or assigns, as the case may be ("Payee"), at Bozeman, Montana, or such other place as may be specified in writing by the Payee, the principal sum of forty-five thousand dollars ($45,000), plus simple-interest on the outstanding principal balance at the rate of five and three-fourths percent (5.75%) per annum.

                  The principal amount of this promissory note shall be due and payable in full on January 28, 2003. Accrued interest shall be due and payable on January 28, 1999 and on January 28 of each year subsequent until the principal amount of this promissory note is paid in full.

                  Maker shall have the right to prepay all or any part of this promissory note at any time without penalty or premium, but any such prepayment shall be applied first to the payment of accrued interest and then to the principal due.

                  Upon failure by Maker to make timely payments of the principal or interest due hereunder, which is not cured within thirty (30) days after written notice of such nonpayment is delivered to Maker, Payee may, at Payee's option, declare the unpaid principal amount of this promissory note and any accrued interest thereon immediately due and payable.

                  This promissory note is secured by ILX Lightwave Corporation common stock certificate number sixty-three (63), in the amount of 10,000 shares and issued to Maker on January 28, 1998. This stock certificate shall be maintained in the possession of Payee until this promissory note is fully paid.

                  This promissory note shall be governed by the laws of the state of Montana.

                  Maker hereby waives presentment for payment, notice of dishonor, protest and notice of protest and, in the event of default hereunder, Maker agrees to pay all costs of collection, including reasonable attorneys fees.

                  IN WITNESS WHEREOF, Maker has executed this promissory note as of the date first above written.

                                                /s/ Randall T. Dugger
                                                --------------------------------
                                                    Randall T. Dugger

                                 PROMISSORY NOTE

$9,200                                                          BOZEMAN, MONTANA
                                                                JUNE 9, 1997

                  FOR VALUE RECEIVED, Randall T. Dugger ("Maker") hereby promises to pay to the order of ILX Lightwave Corporation, or its successors or assigns, as the case may be ("Payee"), at Bozeman, Montana, or such other place as may be specified in writing by the Payee, the principal sum of nine thousand two hundred dollars ($9,200), plus simple interest on the outstanding principal balance at the rate of six and one-fourth percent (6.25%) per annum.

                  The principal amount of this promissory note shall be due and payable in full on June 9, 2004. Accrued interest shall be due and payable on June 9, 1998 and on June 9 of each year subsequent until the principal amount of this promissory note is paid in full.

                  Maker shall have the right to prepay all or any part of this promissory note at any time without penalty or premium, but any such prepayment shall be applied first to the payment of accrued interest and then to the principal due.

                  Upon failure by Maker to make timely payments of the principal or interest due hereunder, which is not cured within thirty (30) days after written notice of such nonpayment is delivered to Maker, Payee may, at Payee's option, declare the unpaid principal amount of this promissory note and any accrued interest thereon immediately due and payable.

                  This promissory note is secured by ILX Lightwave Corporation common stock certificate number fifty-six (56), in the amount of 2,500 shares and issued to Maker on June 9, 1997. This stock certificate shall be maintained in the possession of Payee until this promissory note is fully paid.

                  This promissory note shall be governed by the laws of the state of Montana.

                  Maker hereby waives presentment for payment, notice of dishonor, protest and notice of protest and, in the event of default hereunder, Maker agrees to pay all costs of collection, including reasonable attorneys fees.

                  IN WITNESS WHEREOF, Maker has executed this promissory note as of the date first above written.

                                                /s/ Randall T. Dugger
                                                --------------------------------
                                                    Randall T. Dugger

                                 PROMISSORY NOTE

$13,500                                                         BOZEMAN, MONTANA
                                                                JANUARY 28, 1998

                  FOR VALUE RECEIVED, Randall T. Dugger ("Maker") hereby promises to pay to the order of ILX Lightwave Corporation, or its successors or assigns, as the case may be ("Payee"), at Bozeman, Montana, or such other place as may be specified in writing by the Payee, the principal sum of thirteen thousand five hundred dollars ($13,500), plus simple interest on the outstanding principal balance at the rate of five and three-fourths percent (5.75%) per annum.

                  The principal amount of this promissory note shall be due and payable in full on January 28, 2003. Accrued interest shall be due and payable on January 28, 1999 and on January 28 of each year subsequent until the principal amount of this promissory note is paid in full.

                  Maker shall have the right to prepay all or any part of this promissory note at any time without penalty or premium, but any such prepayment shall be applied first to the payment of accrued interest and then to the principal due.

                  Upon failure by Maker to make timely payments of the principal or interest due hereunder, which is not cured within thirty (30) days after written notice of such nonpayment is delivered to Maker, Payee may, at Payee's option, declare the unpaid principal amount of this promissory note and any accrued interest thereon immediately due and payable.

                  This promissory note is secured by ILX Lightwave Corporation common stock certificate number sixty-four (64), in the amount of 3,000 shares and issued to Maker on January 28, 1998. This stock certificate shall be maintained in the possession of Payee until this promissory note is fully paid.

                  This promissory note shall be governed by the laws of the state of Montana.

                  Maker hereby waives presentment for payment, notice of dishonor, protest and notice of protest and, in the event of default hereunder, Maker agrees to pay all costs of collection, including reasonable attorneys fees.

                  IN WITNESS WHEREOF, Maker has executed this promissory note as of the date first above written.

                                                /s/ Randall T. Dugger
                                                --------------------------------
                                                    Randall T. Dugger